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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-4 of our report dated January 28, 2002 relating to the consolidated financial statements of Excel Paralubes, which appears as Exhibit 99.1 in Pennzoil-Quaker State Company's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Independent Public Accountants" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas

March 28, 2002